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                                VISION OFFICES - SERVICE AGREEMENT
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THE ADDRESS OF THE BUSINESS CENTER
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
Date   November 22, 2005                           Address         15849 N. 71st Street, Suite 100
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Business Center     Kierland Business Center       City            Scottsdale
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Phone/Fax           480-281-1600 / 480-281-1500    State/Zip Code  AZ 85254
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YOUR DETAILS - CLIENT
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Company Name      Private Trading Systems, Inc.    Contact Name/Title    Bud Burrell

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Address           6359 E. Kathleen Rd.             Phone Number/E-mail   480-951-4897
                                                   Cell 602-300-7600
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City/State/Zip    Scottsdale, AZ 85254             Federal ID #

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THE NATURE OF YOUR BUSINESS FOR THE PURPOSE OF THIS AGREEMENT
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THE NUMBER OF OFFICES YOU ARE PAYING FOR AND THE SUITE NUMBERS ALLOCATED TO YOU
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Number of offices   1     Suite numbers initially allocated to you        Suite #105
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THE STANDARD FEE PER CALENDAR MONTH:    THE SECURITY DEPOSIT YOU HAVE PAID: $2,012.00
1,612.00 (plus applicable tax)          Security Deposit Covers:  One month Standard Fee $1,612,
                                        Key Deposit (2)$50, Furniture Damage Deposit $200,
                                        Access Card (2) $50, Handset Deposit $100

                                        Non refundable Set up Fee: $500 Non refundable Minimum
                                        Suite Restoration Fee: $200

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THE INITIAL PERIOD FOR WHICH THE AGREEMENT LASTS
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Start Date    December 1, 2005          End Date   May 30,2006
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SERVICES INCLUDED IN STANDARD MONTHLY FEE
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Office # 105                                                                    $1,342.00
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Furnished - standard setup                                                      Included
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Full time reception services, package and mail handling, telephone answering    Included
during business hours
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Full use of well appointed conference centers - 4 hours per month               Included
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Complimentary hot beverage service, filtered water, ice maker, kitchen and      Included
break room
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Monthly Phone service including 2 handsets, 2 voice mails, 2 business lines,    $125.00
speaker phone & conferencing; Telephone numbers assigned by Vision Offices remain the property of Vision Offices and are non-transferable.
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Shared T-1 Internet Connectivity Basic monthly usage                            $ 90.00
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Analog Fax Line                                                                 N/A
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Parking (for term of agreement unless space is re-rented)                       $   55.00
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Rent tax and sales tax (will be calculated on monthly items where applicable,   varies
and percentage is subject to change)
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We are VISION OFFICES.  This Agreement incorporates our Terms of Business, which are attached to this agreement, which your signature confirms you have read and understood.  We both agree to comply with these terms and our obligations as set forth in them.  Note that the agreement does not come to an end automatically. You must give at least 60 days written notice on or before
April 1, 2006 to terminate your agreement.  If your written notice is not received by the business center manager on or before this specified date, your term will renew for the same period of time as indicated in the original start and end date stated in this agreement and is subject to an increase in your standard monthly fee.

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Name  _______________________(printed)    Name  _______________________(printed)

Title _______________________(printed)    Title _______________________(printed)

Date  _______________________(printed)    Date  _______________________(printed)

SIGNATURE CLIENT                          SIGNATURE - MANAGER, VISION OFFICES
----------------                          -----------------------------------

___________________________________       _________________________________

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
                       VISION OFFICES - TERMS OF BUSINESS
                       ----------------------------------
We are Vision Offices. These are our terms of business. They apply to the service agreement, which you, the Client, have signed (which we refer to simply as your agreement). If two or more of you have signed the agreement your liabilities are joint. Your agreement supersedes any previous agreement you may have had with us for the same services, and contains all the terms you have agreed upon.

STANDARD SERVICES INCLUDED IN YOUR STANDARD FEE
-----------------------------------------------

OFFICE SERVICES: We are to provide the following office services during normal business hours Monday through Friday, except for scheduled holidays.
     -    Personalized telephone answering by our operators
     -    Reception of your visitors by our receptionist
     -    Heating and (where available) air conditioning
     -    Lighting and electrical power
     -    Cleaning of suite
     -    Servicing, maintenance and repair of our equipment
     -    Use of a kitchen, sanitary facilities and photocopying areas

FURNISHED OFFICE ACCOMMODATION: We are to provide the number of serviced and fully furnished office rooms for which you have agreed to pay in the business center stated in your agreement. Your agreement lists the rooms we have initially allocated for your use. We may need to allocate different rooms from time to time, but these will be of equivalent size and we will attempt to obtain your approval with respect to such different rooms in advance. Your office is designated as suitable for a specified number of persons and it has been furnished accordingly. Fire code strictly prohibits exceeding this number; therefore, you must not attempt to accommodate additional persons. Your lease rate has been based on this occupancy and for any additional associates found to be utilizing your office and/or the building conference rooms or common areas you will incur an additional monthly fee of $300.00 per person. This fee will be imposed at the sole discretion of Vision Offices management.

CONFERENCE ROOM USAGE: During each calendar month while this agreement lasts you are entitled (subject to availability) to ___ hours free use of a standard meeting or boardroom in the business center during normal business hours Monday through Friday, except for scheduled holidays. Client shall not be entitled to a credit for unused conference room hours in any given month. Client will make reasonable efforts to schedule conference room at least 24 hours in advance of use. Client may not book in advance any greater than 45 days prior to date requested. Reservations must be cancelled with 48 hours notice to avoid charges. Vision Offices will provide additional conference room hours based on availability at a per hour use rate of $25.00 per hour and up. Use of videoconferencing equipment etc. will be an additional charge. Seminar/Training room is available at published rates. Use of complimentary world wide "Alliance Business Center Network" conference rooms will be on a first come first serve basis up to 8 hours per month.

                             VISION OFFICES SERVICES
                             -----------------------

Administrative and technical services are available for an additional charge in accordance with our published rates. These rates are subject to change. For more details please see our Services Guide.

                              USING VISION OFFICES
                              --------------------

COMPLY WITH HOUSE RULES: You must comply with any house rules which we impose generally on users of the business center whether for reasons of health and safety, fire precautions or otherwise. You must not bring animals into the business center. Children must be supervised at all times. You must not play music or use amplification equipment in a way that can be heard outside your rooms.

COMPLY WITH THE LAW: You must comply with all relevant laws and regulations in the conduct of your business. You must do nothing illegal. You must not do anything that may interfere with the use of the business center by us or by others, cause any nuisance or annoyance, increase the insurance premiums we have to pay or cause loss or damage to us or to the owner of any interest in the building which contains the business center. You acknowledge that (a) the terms of the foregoing sentence are a material inducement to us for the execution of your agreement (b) any violation by you of the foregoing sentence shall constitute a material default by you hereunder, entitling us to terminate your agreement.

ON MOVING IN: You will be asked to sign an inventory of all accommodation, furniture and equipment you are permitted to use, together with a note of its condition, and details of the keys or entry cards issued to you.

TELECOM EQUIPMENT: You must not install any cabling, IT or telecom connections without our consent, which we may refuse at our absolute discretion.

                            VISION OFFICES AGREEMENT
                            ------------------------

THE NATURE OF YOUR AGREEMENT: Your agreement is the commercial equivalent of an agreement for accommodation in a hotel. The whole of the business center remains our property and in our possession and control. You acknowledge that your agreement creates no tenancy interest, leasehold estate or other real property interest in your favor with respect to the accommodation. We are giving you just the right to share with us the use of the business center so that we can provide the services to you. The agreement is personal to you and cannot be transferred to anyone else. We may transfer the benefit of your agreement and our obligations under it at any time.

DURATION: Your agreement lasts for the period stated in it and will then automatically be extended for successive periods equal to the initial period hereof until brought to an end by you or by us. The standard fee during any extension period shall be equal to the then current standard fee for your accommodation and may include an increase of up to 9%.

ENDING YOUR AGREEMENT IMMEDIATELY: We may put an end to your agreement immediately by giving you notice if:
- We have a reasonable basis to believe that you may not be able to pay fees on time
- You are in breach of one of your obligations which cannot be put right or which we have given you notice to put right and which you have failed to put right within fourteen days of that notice, or
- Your conduct, or that of someone at the business center with your permission or at your invitation, is incompatible with ordinary office use.
If we put an end to the agreement for any of these reasons it does not put an end to any then outstanding obligations you may have and you must:
-    Pay for additional services you have used
- Pay for the standard fee for the remainder of the period for which your agreement would have lasted had we not ended it, or (if longer) for a further period of three months, and
- Indemnify us against all costs and losses we incur as a result of the termination.

IF THE BUSINESS CENTER IS NOT AVAILABLE: In the unlikely event that we are no longer able to provide the services and accommodations at the business center stated in your agreement then your agreement will end and you will only have to pay standard fees up to the date it ends and for the additional services you have used. We will try to find suitable alternative accommodation for you at another Vision offices.

WHEN YOUR AGREEMENT ENDS:
- You are to vacate the accommodation immediately, leaving it in the same condition as it was when you took it. A minimum $200.00 suite restoration fee (actual costs apply) will be deducted from your security deposit. If you leave any of your own property in the business center we may dispose of it in any way we choose without owing you any responsibility for it or any proceeds of sale.
- You must also enter into a mail agreement with us on our standard terms or mail will be returned to sender per U.S. Postal Service regulations.


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IF YOU CONTINUE TO USE THE BUSINESS CENTER AFTER YOUR AGREEMENT HAS ENDED:
- You are responsible for any loss, claim or liability we incur as a result of your failure to vacate on time.
- We may, at our discretion, permit an extension subject to a surcharge on the standard fee.

EMPLOYEES: While your agreement is in force and for a period of six months after it ends, you may not solicit or offer employment to any of our staff as a company employee or as an independent contractor acting as an agent for your company. If you do, we estimate our loss at the equivalent of one year's salary for each of the employees concerned and you must pay all damages in that amount.

NOTICES: All formal notices must be in writing, and are deemed received if delivered by normal US mail.

CONFIDENTIALITY: The terms of your agreement are confidential. Neither of us must disclose them without the other's consent unless required to do so by law or an official authority. This obligation continues after your agreement ends.

INDEMNITIES: You must indemnify us in respect of all liability, claims, damages, loss and expenses that may arise (except to the extent caused by our gross negligence or willful misconduct)
-    If someone dies or is injured while in the accommodation you are using
- From a third party in respect of your use of the business center and services
-    From a third party in respect of our provision of services to you
-    If you do not comply with the terms of your agreement
You must also pay any costs, including reasonable legal fees, which we incur in enforcing your agreement.

CONSEQUENTIAL LOSS: if for any reason we cannot provide you with any service, our liability is limited to crediting or returning to you a fair proportion of the relevant fee. To the extent permitted by law we have no liability whatever for any consequential loss as a result of anything our staff or we do or fail to do.

APPLICABLE LAW: Your agreement is interpreted and enforced in accordance with the laws of state in which the business center in question is located. We both accept the non-exclusive jurisdiction of the courts of such jurisdiction.

THE NATURE OF YOUR BUSINESS: You may only use the accommodation for office purposes, stated in your agreement or subsequently agreed with us. Office use of a "retail" or "recruitment" nature, including frequent visits by members of the public, is not permitted. You must not carry on a business, which competes with our business of providing serviced office accommodations. You must not use the name "Vision Offices" or any derivative in any way in connection with your business. You agree not to attempt any recruitment or solicitation for any purpose of any person within or on the premises of any Vision Offices facility, be they staff, tenants, visitors or guests.

YOUR NAME AND ADDRESS: You may only carry on that business in your name or some other name that we previously agree. At your request and cost we will include that name in the house directory at the business center, where this is available. You may not put up any signs on the doors to your accommodation or anywhere else, which is visible from outside the rooms you are using. You may use the business center address as your business address.

TAKING CARE OF OUR PROPERTY: You must take good care of all parts of the business center, its equipment, fitting and furnishings that you use. You must not alter any part of it. You are liable for any damage caused by you or those in the business center with your permission or at your invitation. You will be billed for any damages assessed to you in the business center.

OFFICE FURNITURE AND EQUIPMENT: You must not install any furniture or office equipment, cabling, IT or telecom connections without our consent, which we may refuse at our absolute discretion.

INTERNET POLICY: You have purchased access to a shared T1 Internet connection that will provide you basic internet access with a private IP address. Vision Offices does not guarantee the speed, quality, or security of your connection. Vision Offices will ensure that from the point of demarcation (the jack) you will receive internet connectivity. Please be advised that Vision Offices expects every service user to maintain a professional grade anti-virus program on all machines. Vision Offices does not guarantee any mail services. This includes any transmission inbound or outbound via SMTP, pop3, IMAP, exchange server and any server types. In the event your company has special needs, (VPN, special networking needs, hardware or software security features, static public address, etc,) Vision Offices will provide, whenever possible, these services at current published rates. Vision Offices does not provide any firewall security unless it is requested by the tenant. All of your hardware and software configurations, system maintenance and upgrades are your responsibility. Note that improper software or hardware configurations will have a direct impact on the speed and efficiency of the Internet connection. It is suggested that regular maintenance and upgrades are performed to ensure maximum network performance. Vision Offices will provide system technical support upon request at published rates or you may provide your own support. Vision offices reserves the right, with no liability to shutdown your internet connectivity at any time due to suspicion of viruses, spam attacks or any malicious type activity which may reside on your network/computer. This loss of Internet connectivity may be for an indefinite period of time. From time to time Vision Offices will require minimal downtime to make changes and upgrades to its system. These upgrades will be made with adequate prior notice to you. Any newly developed usable services will be made available to each service user at Vision Offices published rates.

WIRELESS SECURITY STANDARDS: For your protection and to protect the entire network provided by Vision Offices, you must inform us immediately if you are using wireless technology. Your wireless access point must be highly encrypted with at least 128-bit encryption. Should you not comply with this requirement Vision Offices reserves the right to shutdown your wireless access point at any time. Technical fees will apply for non-compliance.

KEYS AND SECURITY: Any keys or entry cards, which we let you use, remain our property at all times. You must not make any copies of them or allow anyone else to use them without our consent. Any loss must be reported to us immediately and you must pay the cost of replacement keys or cards as well as changing locks, if required. If you are permitted to use the business center outside normal working hours, it is your responsibility to lock the doors to your accommodation and to the business center when you leave. No locked entry doors may be propped open at any time during or after normal business hours.

INSURANCE: It is your responsibility to arrange insurance for your own property that you bring into the business center and for your own liability to your employees and to third parties.

                             PROVIDING THE SERVICES
                             ----------------------

AT THE START OF YOUR AGREEMENT: If for any reason we cannot provide the number of rooms stated in your agreement by the date when your agreement is due to start we have no liability to you for any type of loss or damages; however you may cancel the agreement without penalty. We will not charge you the standard fee for rooms you cannot use until they become available.

ACCESS TO YOUR ACCOMMODATION: We can enter your accommodation at any time. However, unless there is an emergency we will as a matter of courtesy try to inform you in advance when we need access to your suite to carry out testing, repairing or works other than routine inspection, cleaning and maintenance. We will also respect security procedures to protect the confidentiality of your business.

SUSPENSION OF SERVICES: We may by notice suspend the provision of services (including access to the accommodation) for reasons of political unrest, strikes, or other events beyond our reasonable control, in which event payment of the standard fee will also be suspended for the same period

OUR LIABILITY: We are not liable for any loss as a result of our failure to provide a service as a result of mechanical breakdown, strike, delay, failure of staff, termination of our interest in the building containing the business center or otherwise unless we do so deliberately or are grossly negligent.
We are also not liable for any failure until you have told us about it and given us a reasonable time to put it right.


                                                            Initial here _______


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STANDARD SERVICES: The standard fee is payable in advance in full by the 1st day of each month in respect of standard services to be provided during such calendar month. For a period of less than a month, the fee will be apportioned on a daily basis. You agree to pay promptly (i) all sales, use, excise, and other taxes and license fees which you are required to pay to any government authority (and, at our request, will provide to us evidence of such payment) and
(ii) any taxes paid by us to any governmental authority that are attributable to the accommodation, including,, without limitation, any gross receipts, rent and occupancy taxes, or tangible personal property taxes.

ADDITIONAL SERVICES: Fees for additional services are invoiced in arrears and are payable on the 5th day of the month following the calendar month in which the additional services were provided. Services may be immediately terminated for non-payment.

PAYMENT TERMS: All payments are to be made on or before the required date. When you pay by check, we reserve the right to deny you access to your accommodation and/or refuse to provide additional services to you in the absence of cleared funds. Checks not honored by your financial institution will be assessed a fee of $ 50.00

SECURITY DEPOSIT: The security deposit you paid on entering into your agreement will be held by us as security for performance of all your obligations under your agreement. The refundable portion of the security deposit, or any balance after deducting outstanding fees and other costs due to us, will be returned to you within 60 days after your agreement ends. We may require you to pay an increased security deposit if:
-    Outstanding fees exceed the security deposit held.
-    You frequently fail to pay fees when due.

LATE PAYMENT: if you do not pay fees when due, we may charge interest at the rate of 10% per month on the amounts outstanding but in no event greater that the rate permitted by law. If you dispute any part of an invoice you must pay the amount not in dispute by the due date.

WITHHOLDING SERVICES: We may withhold services (including for the avoidance of doubt, denying you access to your accommodation) while there are any outstanding fees and interest or you are in breach of your agreement or for any improper use of equipment and/or services.

SUBORDINATION: Your agreement is subordinate to our lease with our landlord and to any other agreements to which our lease with our landlord is subordinate.

DEFAULT AND REMEDIES. The occurrence of any one or more of the following events shall constitute a default and breach of this Agreement by Client ("Event of Default"):
          The  vacation  or  abandonment  of  the  Premises  by  Client;

          The failure by Client to make any payment of rent or any other payment required to be made by Client hereunder, as and when due;

          The failure by Client to observe or perform any of the covenants, conditions or provisions of this Agreement and such failure shall continue for a period of ten (10) days after written notice thereof by Vision Offices to Client; and

          If Client or any guarantor under this Agreement ("Guarantor") becomes insolvent within the meaning of the United States Bankruptcy Code, 11 U.S.C. Sec. 101 et seq., as amended (the "Code") or files or notifies
     Vision  Offices  that  it  intends  to  file  a  petition  under  the Code.

     Upon the occurrence of an Event of Default, Vision Offices shall be entitled to exercise, at its option, concurrently, successively, or in any combination, all remedies available at law or in equity, including without limitation, any one or more of the following:

          To  terminate  this  Agreement;

          To reenter and take possession of the Premises, any or all personalty of Client and to expel Client and those claiming under or through Client, without being deemed guilty in any manner of trespass or becoming liable for any loss or damage resulting there from. Notwithstanding the foregoing, no such reentry or taking possession of the Premises by Vision Offices shall be construed as an election on its part to terminate this Agreement unless written notice of such intention to terminate be given to Client or unless the termination thereof be decreed by a court of competent jurisdiction;

          Re-lease the Premises at such rental rate and other terms and conditions as Vision Offices in its sole discretion may deem advisable. All proceeds received by Vision Offices with respect to such reletting shall be applied to the rental and other sums due from Client in such order as Vision Offices may, in its sole discretion, determine advisable; and

          To accelerate and recover from Client all rent and other monetary sums due and owing and scheduled to become due and owing under this Agreement both before and after the date of such breach for the entire original scheduled Agreement Term.

All powers and remedies given by this Section to Vision Offices, subject to applicable law, shall be cumulative and not exclusive of one another or of any other right or remedy or of any other powers and remedies available to Vision Offices under this Agreement.


                                                             Initial here ______


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